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  CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of Gabelli Capital Series Funds, Inc. (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  August 27, 2004              /s/ Bruce N. Alpert
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                                    Bruce N. Alpert, Principal Executive Officer
                                    and Principal Financial Officer